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                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this registration statement on Form SB-2, under the caption "Experts", the reference to our report dated March 27, 2001 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 2001.




/s/ Pohl, McNabola, Berg & Company LLP